CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 29, 2008

Date of Report

(Date of Earliest Event Reported)

REMEDIATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada                                     000-52235                                75-2834498

(State or other jurisdiction    (Commission File Number)             (IRS Employer

         of incorporation)                                                                             Identification No.)

1111 Hughes Court

Wylie, Texas 75098

 (Address of principal executive offices (zip code))

(972) 442-4314

(Registrant's telephone number, including area code)

Slopestyle Corporation

(Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 8 – Other Events

Item 8.01.  Other Events

We filed a Current Report on Form 8-K on January 4, 2008, to report that our shareholders approved changing our corporate name from Slopestyle Corporation to Remediation Services, Inc.  As stated therein, we are filing this amendment to the January 4, 2008 8-K to disclose our new trading symbol and cusip number as a result of our name change.   Effective January 30, 2008, we will trade on the Over the Counter Bulletin Board under the symbol “RMSI”; our new cusip number is 75954P 102.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Remediation Services, Inc.

By:  Reed T. Buley

        Reed T. Buley

       Chief Executive Officer